As filed with the Securities and Exchange Commission on September 19, 2000
                                                      Registration No. 333-45532
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                ----------------

                           CANARGO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


                                ----------------

                                  DAVID ROBSON
                           CANARGO ENERGY CORPORATION
                             1580, 727 - 7 AVENUE SW
                        CALGARY, ALBERTA, CANADA T2P 0Z5
                                 (403) 777-1185
  (Name, address, including zip code, and telephone number, including area code of agent for service)

                      ------------------------------------
                 Please forward a copy of all correspondence to:

                               PETER A. BASILEVSKY
                      SATTERLEE STEPHENS BURKE & BURKE LLP
                           11TH FLOOR, 230 PARK AVENUE
                               NEW YORK, NY 10169
                              PHONE: (212) 818-9200


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE
SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                    PART  II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS



Item  16.  Exhibits.

The  following  exhibits  are  filed  as  part  of  this registration statement.

Exhibit
  No.     Description  of  Exhibit
-------   ----------------------
 5.1 Opinion of Satterlee Stephens Burke & Burke LLP as to the legality of the securities being registered

23.1 Consent of Satterlee Stephens Burke & Burke LLP to the use of their opinion with respect to the legality of the securities being registered (included in opinion filed as Exhibit 5.1)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Calgary, Alberta, Canada on September 19, 2000.

                           CANARGO  ENERGY  CORPORATION

                           By:     /s/  Michael Binnion
                                   ------------------------------------
                                   Michael Binnion
                                   President & Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment No.1 to Registration Statement on Form S-3 has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/Michael  Binnion                          Date:  September  19,  2000
        --------------------
        Michael  Binnion,  Director,  President  and
        Chief  Financial  Officer

By:     /s/Anthony  J.  Potter*                      Date:  September  19,  2000
        ----------------------
        Anthony  J.  Potter,  Vice  President
        (Principal  Accounting  Officer)

By:     /s/David  Robson*                            Date:  September  19,  2000
        -----------------
        David  Robson,  Chief  Executive  Officer


By:     /s/Russell  Hammond*                         Date:  September  19,  2000
        --------------------
        Russell  Hammond,  Director

By:     /s/Peder  Paus*                              Date:  September  19,  2000
        ---------------
        Peder  Paus,  Director

By:     /s/Roger  Brittain*                          Date:  September  19,  2000
        -------------------
        Roger  Brittain,  Non-Executive  Chairman  of  the  Board

By:     /s/Nils  N.  Trulsvik*                       Date:  September  19,  2000
        ----------------------
        Nils  N.  Trulsvik,  Director

     * by Michael Binnion, attorney-in-fact, pursuant to a power of attorney included on the signature page of the registration statement on Form S-3 (Sec. File No.: 333-45532) filed September 11, 2000.


                                  EXHIBIT INDEX


  FILED                                EXHIBIT
HEREWITH
--------------------------------------------------------------------------------
    X      5.1     Opinion of Satterlee Stephens Burke  &  Burke  LLP  as to the
                   legality of the securities being registered
    X     23.1     Consent of Satterlee Stephens Burke & Burke LLP  to  the  use
                   of  their  opinion  with  respect  to  the  legality  of  the securities being  registered (included in  opinion  filed  as
                   Exhibit  5.1)